UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               Amendment No. 1 to
                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  May 5, 2008


                            BRISAM CORPORATION
           -----------------------------------------------------------
           (Name of small business issuer as specified in its charter)

            Nevada                 33-55254-39          87-0485315
-----------------------------     -------------    --------------------
(State or other jurisdiction       (Commission       (I.R.S. Employer
    of incorporation)              File Number)     Identification  No.)

    500 N. Rainbow Blvd., Suite 300, Las Vegas, Nevada   89107
  --------------------------------------------------------------------
    (Address of principal executive offices)         (Zip Code)

                             (702) 448-8150
                       ---------------------------
                       (Issuer's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


=============================================================================

On May 22, 2008, Brisam Corporation filed a Form 8-K concerning a change of control of the Corporation. This Form 8-K was filed by a shareholder without the authorization of the Company. This amended Form 8-K/A rescinds the Form 8-K which was filed on May 22, 2008.

Item 8.01  Other Events

Without authorization from the Company, a disgruntled shareholder attempted to call a Special Meeting to remove a Board Member and Officer of the Company without following the required corporate formalities.

The By-laws of the Company, filed with the Commission on March 17, 1997 in the Company's annual report, require that Special Meetings "may be called at any time by the President, or a majority of Directors, and must be called by the President upon written request by the holders of 50% of the outstanding shares entitled to vote at such special meeting (Article II, Section 2).

Further, the By-laws require that proper notice be given concerning the place, day, and hour of the meeting, citing the purpose of the meeting and be delivered not less than ten nor more than fifty days before the date of the meeting, either personally or my mail to each shareholder of record entitled to vote at such meeting. (Article II, Section 3).

The President of the Company was not properly notified to call a meeting.
No written notice was filed or received by the President of the Company, as required by the Company's By-laws. The erroneous Form 8-K filed on May 5, 2008 stated that on May 5, 2008, a stockholder of the Registrant, by written consent, voted to remove the Company's President. There was no written consent and it is self-evident, that filing a Form 8-K, dated May 5, 2008, stating that on that same day a vote took place, demonstrates that the required notice period did not take place.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Brisam Corporation
                                    ------------------
                                        Registrant


                                    /s/ Ira Lyons
                                    ---------------------
                                        Ira Lyons
                                        President

Date: June 4, 2008